Amendment No. 1 to Agreement and Plan of Merger

This Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) is made as of May 23, 2013 by and among ALMAH, INC., a Nevada corporation (“Parent”), ARCH Acquisition Corporation, a Massachusetts corporation (“Acquisition Corp.”) and ARCH THERAPEUTICS, INC., a Massachusetts corporation (the “Company”).

Recitals

Whereas, Parent, Acquisition Corp. and the Company are parties to that certain Agreement and Plan of Merger, dated May 10, 2013 (the “Merger Agreement”), pursuant to which Acquisition Corp. will merge with and into the Company, and the Company will become a direct, wholly-owned subsidiary of Parent;

Whereas, Section 10.15 of the Merger Agreement provides, in relevant part, that the Merger Agreement may be amended solely by a writing executed and delivered by each of the parties thereto; and

WHEREAS, in accordance with Section 10.15 of the Merger Agreement, the parties hereto hereby desire to amend certain provisions of the Merger Agreement as set forth in in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the foregoing recitals and the mutual promises and covenants set forth herein, the parties hereto agree as follows:

1.1 Definitions; Construction. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Merger Agreement. References in the Merger Agreement (including references to the Merger Agreement as amended and modified) to the “Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to refer to the Merger Agreement as amended and modified by this Amendment.

1.2 Amendment. Section 7.01(h) of the Merger Agreement is hereby amended and restated to read in full as follows:

(h) The number of dissenting Stockholders for which demands for an appraisal thereof have not been withdrawn or for which the holders thereof have not failed to perfect or otherwise waive or lost appraisal rights under the applicable provisions of the MBCA shall not exceed two and one-half percent (2.5%) of the issued and outstanding shares of Company Stock.

1.3 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to principles of conflicts of laws.

1.4 Counterparts. This Amendment may be executed in one or more counterparts, with the same effect as if all parties had signed the same document. Each such counterpart shall be an original, but all such counterparts together shall constitute a single amendatory instrument. This Amendment shall become effective when each party to this Amendment will have received counterparts signed by all of the other parties. This Amendment, to the extent a signed version hereof or signature hereto is delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

1.5 Miscellaneous. Except as expressly set forth in this Amendment, all of the terms and provisions of the Merger Agreement shall remain unchanged, unmodified and in full force and effect, and the Merger Agreement shall be read together and construed with this Amendment. This Amendment, together with the Merger Agreement as amended by this Amendment, shall supersede and replace any prior agreement or arrangement between the parties hereto relating to the subject matter hereof.

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2

In Witness Whereof, the parties have executed this Amendment as of the date first above written.

PARENT: ALMAH, INC.

By:	/s/ Terrence W. Norchi
Name: Terrence W. Norchi
Title: President and CEO

ACQUISITION CORP.: ARCH Acquisition Corporation

By:	/s/ Terrence W. Norchi
Name: Terrence W. Norchi
Title: President and CEO

THE COMPANY: ARCH THERAPEUTICS, INC.

By:	/s/ Terrence W. Norchi
Name: Terrence W. Norchi
Title: President and CEO

[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]